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                                                      EXHIBIT 10.2

                         PROGENICS PHARMACEUTICALS, INC.

                        1989 NON-QUALIFIED STOCK OPTION PLAN

     1. PURPOSE

     The purpose of this 1989 Non-Qualified Stock Option Plan (the "PLAN") is to encourage employees, consultants and directors of Progenics
Pharmaceuticals, Inc. (the "COMPANY") to continue their association with the Company, by providing favorable opportunities for such employees to participate in the ownership of the Company and in its future growth through the granting of stock options.

     2. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board of Directors of the Company (the "BOARD"). The Board shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan or of options granted thereunder (the "OPTIONS") shall be subject to the determination, which shall be final and binding, of a majority of the whole Board.

     3. OPTION SHARES

     The stock subject to Options under the Plan shall be shares of the Company's common stock, par value $.001 per share (the "STOCK"). The total amount of the Stock with respect to which Options may be granted shall not exceed in the aggregate 500,000 shares; provided that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of
Section 16. In the event that any outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan.

     4. AUTHORITY TO GRANT OPTIONS

     The Board may grant from time to time, to such eligible individuals as it shall from time to time determine, an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan, each of which Option or Options shall be a non-qualified option, and not an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "CODE"). The number of shares of Stock to be covered by any Option shall be as determined by the Board.

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     5. WRITTEN AGREEMENT

     Each Option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed herein and shall be signed by the optionee and by the Chairman of the Board, the President or any Vice President of the Company, for and in the name and on behalf of the Company. The written option agreement shall contain such other provisions as the Board in its discretion shall deem advisable.

     6. ELIGIBILITY

     The individuals who shall be eligible for grant of Options under the Plan shall be employees, consultants, directors and other individuals who render services which the Board of Directors considers to be of special importance to the management, operation, or development of the Company, and who have contributed or may be expected to contribute materially to the success of the Company.

     7. OPTION PRICE

     The price at which shares may be purchased pursuant to an Option shall be specified by the Board at the time the Option is granted.

     8.  DURATION OF OPTIONS

     The duration of any Option shall be specified by the Board. The Board, in its discretion, may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.

     9. AMOUNT EXERCISABLE

     An Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Board in its discretion may provide in the option agreement.

     Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this Section 9, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Board in its discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

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     Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock previously acquired by the optionee. If payment is made in whole or in part in shares of Stock, then the optionee shall deliver to the Company in payment of the option price of the shares with respect of which such Option is exercised (i) certificates registered in the name of such optionee representing a number of shares of Stock legally and beneficially owned by such optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice equal to the option price of the shares with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates; and (ii) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Board in its discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section 9, the Board, in its sole discretion may refuse in general or in any specific case to accept shares of Stock in payment of the option price of the shares with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such optionee together with notice by the Company to such optionee of the refusal of the Board to accept such shares of Stock.

     Alternatively, if the option agreement so specifies or the Board of Directors in its sole discretions permits, payment of the option price may be made in part by a promissory note executed by the optionee and collaterally secured by the Stock obtained upon exercise of the Option, providing for repayment at such time or times as the Board shall specify; provided, however, that such promissory note shall provide for repayment no later than five (5) years from the date of exercise and for interest at a rate not less than the "base" rate announced on the date of exercise by Citicorp, N.A., and provided further that in any event an amount not less than the par value of the shares of Stock with respect to which the Option is being exercised must be paid in cash, cash equivalents, or shares of Stock in accordance with this
Section 9. The decision as to whether to permit partial payment by a promissory note for Stock to be issued upon exercise of any Option granted shall rest entirely in the discretion of the Board.

     As promptly as practicable after the receipt by the Company of (i) written notice from the optionee setting forth the number of shares with respect to which an Option is to be exercised and (ii) payment of the option price of such shares in the form required by the foregoing provisions of this
Section 9, the Company shall cause to be delivered to the optionee certificates representing the number of shares with respect to which the Option has been so exercised.

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     10. TRANSFERABILITY OF OPTIONS

     Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

     11. TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE COMPANY

     Options shall be exercisable to the full extent of their term following an optionee's termination of employment or active involvement with the Company unless otherwise set forth in the option agreement.

     12. REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended, (the "SECURITIES ACT") upon exercise of any Option the Company shall not be required to issue such shares unless the Board has received evidence satisfactory to it to the effect that the holder of the Option will not transfer the shares except pursuant to a registration statement in effect under the Securities Act or unless the Company has received an opinion of counsel satisfactory to it to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act.

     13. NO RIGHTS AS STOCKHOLDER

     No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for the shares, and except as otherwise provided in Section 16, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of the stock certificate.

     14. EMPLOYMENT OBLIGATION

     The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any optionee, and the right of the Company to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment for any reason.

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     15. FORFEITURE

     Notwithstanding anything to the contrary in the Plan, if the Board determines, after full consideration of the facts presented on behalf of both the Company and the optionee, that an optionee has engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by the Company or any subsidiary, which has damaged or may damage the Company or any subsidiary, or has disclosed trade secrets or other proprietary information of the Company or any subsidiary, the Board may cancel all of such optionee's unexercised Options. The decision of the Board as to the cause of an optionee's discharge and the damage done to the Company or a subsidiary shall be final, binding and conclusive. No decision of the Board, however, shall affect in any manner the finality of the discharge of an optionee by the Company or a subsidiary.

     16. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of shares covered by the Plan which are not then subject to outstanding options and all outstanding options and the price per share payable upon exercise thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from the subdivision, split, combination or consolidation of shares of Stock or any other capital adjustment, the payment of a Stock dividend or any other increase in such shares effected without receipt of consideration by the Company, or any decrease therein effected without a distribution of cash or property in connection therewith.

     In the event the Company merges or consolidates with one or more corporations and the Company is the surviving corporation, thereafter upon any exercise of an Option, the holder thereof shall be entitled to purchase in lieu of the number of shares of Stock as to which the Option shall then be exercisable, the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately before the merger or

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consolidation the holder had been the holder of record of those shares of
Stock as to which the Option is then exercisable.

     In the event the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the optionees will be entitled to acquire shares of the common stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation, and the Plan, unless rescinded by the Board of Directors, will remain the Plan of the reincorporated Company.

     Except as otherwise provided in the preceding paragraph, if the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive in lieu of shares of Stock, shares of such stock or other securities as the holders of shares of Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board may accelerate the vesting of any Option so that such Options from and after a date prior to the effective date of the merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; and (iii) all outstanding Options may be cancelled by the Board as of the effective date of any merger, consolidation, liquidation or sale, provided that notice of cancellation shall be given to each holder of an Option not less than thirty (30) days preceding the effective date of the merger, consolidation, liquidation, sale or disposition, and provided that the Board may in its sole discretion accelerate the vesting with respect to any Option so that the Option shall be exercisable in full or in part, as the Board may determine, during such thirty (30) day period.

     Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or securities convertible into shares of Stock or other securities of any class for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

     17. AMENDMENT OR TERMINATION OF PLAN

     The Board may modify, revise or terminate the Plan at any time and from time to time; provided, however, that no such action

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shall affect any outstanding Option without the written consent of its holder. In addition if required in order for the Plan to be eligible for the benefits of the Securities and Exchange Commission (or a successor rule or agency), without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (i) materially increase the benefits accruing to optionees under the Plan; (ii) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan; (iii) reduce the option price at which options may be granted to an amount less than the fair market value per share at the time the Option is granted; or (iv) change the class of persons eligible to receive options.

     18. REPURCHASE RIGHTS OF THE COMPANY

     Unless any optionee's option agreement specifically provides to the contrary, the provisions of this Section 18 shall apply to each Option granted under the Plan and to the shares of Stock acquired on exercise thereof. Shares of Stock acquired by an employee of the Company or a subsidiary pursuant to an option or Options granted under the Plan shall not be transferred by him without the written consent of the Company. For a period of ten (10) years following the termination for any reason of an optionee's employment or active involvement with the Company (as determined by the Board of Directors) the Company shall have the right to repurchase from optionee any or all shares of Stock of the Company held by the optionee and/or any or all of the vested but unexercised portion of any option granted under the Plan to such optionee (the "OPTION RIGHTS"). The Company's right of repurchase shall be exercised by the Company by giving written notice to such optionee within such ten (10.) year period (the "REPURCHASE NOTICE"). The per share purchase price for the Stock (the "STOCK PRICE") shall equal the greater of

     (a) Five (5) times earnings per share of the Company over the four fiscal quarters most recently completed as of the date of the Repurchase Notice is given, as determined in accordance with the generally accepted accounting principles used by the Company in the preparation of its financial reports, and

     (b) The Weighted Average Selling Price of the Company stock over the twenty four (24) month period ending with the calendar month end coinciding with or immediately preceding the date the Repurchase Notice is given. As used herein the term "WEIGHTED AVERAGE SELLING PRICE" shall mean the price per share obtained by dividing (x) the aggregate consideration received by the Company or any the Company stockholder for any shares of the Company issued or sold by such person by (y) the number of shares of the Company stock so sold.

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         Sales of securities convertible into or exercisable
         for the Company stock shall be considered in determining the Weighted Average Selling Price and the Board of Directors good faith determination as to the consideration received and number of shares involved shall be binding.

     The purchase price for the Option Rights shall equal the difference between (x) the Stock Price multiplied by the number of shares into which the Option is exercisable, and (y) the total exercise price for the Option etc. being repurchased, all as determined as of the date the Repurchase Notice is given.

     The purchase price for the Stock and Option Rights shall be paid in cash as to at least 25% of the purchase price with the balance being paid by the issuance of a note of the Company having a maturity of no more than three (3) years, providing for level amortization of principal and interest over the term and bearing interest on the same terms as the Company is required to pay under its bank loans of comparable maturity from its primary lending bank as of the date of the note, or if the Company is not then a borrower, on the same terms as the Company last was required to pay on any borrowings of comparable maturity from financial institutions made within the twelve months prior to the issuance of the note, or if it has not been a borrower within the prior twelve months, at a rate equal to the base rate announced by Citibank, N.A. on the date of the note plus one percent. If such borrowings were not of comparable maturity, the rate under the borrowings shall be adjusted to comparable maturity based upon the constant maturity yield curve tables most recently published by the Federal Reserve Board. The note shall provide for prepayment of principal and interest in whole or in part at any time.

      The closing of a purchase and sale of Stock and Option Rights pursuant hereto shall take place at the principal executive offices of the Company on the thirtieth (30th) day following the exercise by the Company of its repurchase rights (unless another time is mutually agreed upon), at which time the optionee shall deliver the stock certificate(s) and option certificate(s) representing the Stock and Option Rights so sold (duly endorsed or accompanied by a duly executed stock power or assignment to effect transfer of ownership to the purchaser or purchasers on the records of the Company) against the optionee's receipt of payment of the purchase price for the Stock and Option Rights being purchased.

     19. EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective and shall be deemed to have been adopted on April 1, 1989, subject only to ratification by the holders of at least a majority of the outstanding shares of Stock within twelve (12) months after that date. Unless the Plan shall have terminated earlier, the Plan shall terminate on the fifth

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(5th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the fifth (5th) anniversary of its effective date. Any Option granted prior to termination of the Plan shall continue in effect in accordance with its terms and the terms of the Plan.

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